UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 6, 2008

                        Commission File Number 000-52263


                              CAVIT SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

            Florida                                     03-0586935
  (State or Other Jurisdiction            (I.R.S Employer Identification Number)
of Incorporation or Organization)

                               20 NW 181st Street
                              Miami, Florida 33169
                    (Address of principal executive offices)

                                 (305) 493-3304
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTOR

     (b) On March 6, 2008, Mr. Julio De Leon resigned from the Board of Directors of Cavit Sciences, Inc. Mr. De Leon did not provide a reason for his resignation.

     The vacancy created by this resignation will be filled at a later date.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Date: March 12, 2008                   CAVIT SCIENCES, INC.


                                       By: /s/ Colm J. King
                                          --------------------------------------
                                           Colm J. King
                                           President and Chief Executive Officer